EXHIBIT 10.2 SERVICES AGREEMENT This Agreement (the “Agreement”) is entered into by and between Popular, Inc. (“Popular”), a corporation duly organized existing under the laws of Commonwealth of Puerto Rico and Javier D. Ferrer (“Consultant”) (each a “Party” and together the “Parties”), on July 22, 2026. WHEREAS, Consultant is currently employed by Popular as President and Chief Executive Officer; WHEREAS, Consultant has decided to retire from Popular effective August 31, 2026; and WHEREAS, Popular desires to retain Consultant following his retirement to provide certain consulting services to Popular and its subsidiaries (together, the “Popular Group”), and Consultant desires to provide such consulting services to the Popular Group, all subject to the terms and conditions set forth herein; and NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereby agree as follows: 1. SERVICES 1.1 Service Engagement. Consultant represents and agrees that Consultant shall provide and render to the Popular Group such consulting services, as maybe reasonably requested by Popular, (i) to facilitate the transition of Consultant’s responsibilities to Consultant’s successor and (ii) to support other general business initiatives (collectively, the “Services”). 1.2 Independent Parties. Consultant is an independent contractor. Nothing in this Agreement creates an employer-employee relationship with Popular, nor a partnership, affiliation, joint venture, agency relationship or other form of business association between the Parties hereto. 2. FEES, INVOICES AND PAYMENT 2.1 Fees and Reimbursable Expenses. For the Services provided under this Agreement, Popular shall pay Consultant a fee equal to $100,000 per month, for an aggregate total fee of $1,200,000 during the Term (as defined below) (“Fees”). The Fees include all fees, costs and administrative and overhead expenses. Popular will reimburse Consultant only for those expenses previously agreed to by Popular and, unless otherwise stated, meal and travel expenses will be reimbursed in accordance with Popular’s guidelines, which will be provided upon request. 2.2 Payment. Popular will pay the Fees in United States Dollars, monthly in arrears, no later than the fifteenth (15th) day of the calendar month following the month in which such fee was earned. Popular will deposit the payment electronically to the bank account designated by Consultant or as otherwise mutually agreed to by the Parties.

2 2.3 Taxes. Consultant shall pay all taxes related to the Services provided under this Agreement. If Popular is required by Federal or US state Law to withhold taxes on any amount payable to Consultant, Popular will deduct such taxes and pay them to the appropriate taxing authority, unless Consultant submits evidence of a government-issued exemption or waiver. However, Popular’s omission from withholding any applicable taxes, in whole or in part, will not discharge Consultant’s responsibility to pay any such taxes when due. Consultant shall indemnify Popular from any and all liability that may arise for nonpayment of any applicable taxes. Popular shall pay any state sales, use or value added tax applicable to the Services or products. The withholding Party shall provide proof of payment of the taxes withheld. 3. TERM AND TERMINATION 3.1 Term of the Agreement. The Agreement will commence on September 1, 2026 (the “Effective Date”) and will continue in effect until August 31, 2027 (the “Term”). 3.2 Termination. Either Party may terminate the Agreement for cause upon written notice to the other Party as follows: (1) if the cause for termination relates to a violation of Laws (defined below), breach of confidentiality, privacy or other compliance matter, the termination may be effective immediately or (2) for Consultant’s noncompliance with Consultant’s obligations under the Agreement, the effective termination date will be ten (10) days after delivery of the notice of the breach to the breaching Party if it remains uncured at the expiration thereof. 3.3 Effect of Termination. Upon expiration or termination of the Agreement for any reason, Consultant shall promptly: (a) deliver to Popular, upon request, all documents, work product, and other materials, whether or not complete, prepared by or on behalf of Consultant during the course of performing the Services for which Popular has made the corresponding payment; (b) return to Popular all Popular Group-owned property, equipment, or materials in his possession or control; (c) remove any Consultant-owned property, equipment, or materials located at the Popular Group’s locations; and (d) comply with the provisions related to the destruction of the Popular Group’s Confidential Information as provided below. 3.4 Survival of Terms. Any provision of the Agreement that expressly or by implication is intended to continue in force shall survive termination or expiration of the Agreement. 4. CONFIDENTIALITY OF INFORMATION 4.1 General. The Parties acknowledge that, in furtherance of the Agreement, the Consultant (the “Receiving Party”) may receive from the Popular Group (the “Disclosing Party”) Confidential Information. Unless otherwise agreed, the Disclosing Party will remain the owner of the Confidential Information and any derivative thereof and retains its entire right, title, and interest, including all intellectual property rights, therein. Any disclosure of such Confidential Information hereunder shall not be construed as an assignment, grant, option, license, or other transfer of any such right, title, or interest whatsoever to the Receiving

3 Party. Other than the limited rights hereunder, the Receiving Party has no other rights in or to any Disclosing Party’s Confidential Information. 4.2 Definition of Confidential Information. The term “Confidential Information” means any and all of the Disclosing Party’s confidential or proprietary non-public information or data, whether in electronic or hard copy format, that is collected, generated, developed, or used in its business or operations. Confidential Information includes: (1) nonpublic information or data related to actual or potential employees, clients or suppliers including agreement terms and conditions and lists; (2) Intellectual Property (as defined below); (3) products or services currently provided or to be developed, including any market research, forecasts or surveys, plans, specifications, documentation, quality guidelines, and analyses of strengths or weaknesses; (4) marketing and sales information, such as techniques and data, product development and delivery schedules and methods and logistical requirements, strategic planning, marketing and advertising plans and budget; (5) technical and technological information, including computer software and related documentation, license terms, designs, formulas and algorithms, hardware and systems design, specifications, dataflow, networks, physical and systems environments, troubleshooting guidelines, test and audit results, data and databases, interfaces, performance characteristics and reports; (6) financial information, including, financial statements, revenue, income, overhead costs, profit margins, banking and financing data, budgeting data and reports, tax information and pricing policies; (7) organizational information including, merger, acquisition and expansion plans, facilities and equipment design and location; and (8) the Popular Group’s overall strategies and specific programs,, and the success or lack of success of those programs and strategies. To the extent applicable to the Services, Confidential Information includes the Popular Group’s clients’ statutorily protected non-public personal information or data (“Personal Data”) as defined in applicable Law and this Agreement. Confidential Information does not include information that the Receiving Party can reasonably demonstrate: (1) was already known to or was rightfully in the possession of the Receiving Party at the time of disclosure; (2) becomes a matter of public knowledge other than as a result of a breach of any obligation of confidentiality hereunder or under any confidentiality agreement that the Receiving Party may have with a third-party; (3) was independently developed by the Receiving Party without reference to any Confidential Information of the Disclosing Party; (4) was lawfully received from a third-party without a duty of confidentiality; or (5) was approved for release by the Disclosing Party in writing. Notwithstanding this exception, the Popular Group’s Intellectual Property and Personal Data will always be considered Confidential Information. 4.3 Confidential Information Use and Disclosure. (A) Notwithstanding anything herein to the contrary, this Agreement shall not limit the Receiving Party’s rights under applicable law to initiate communications directly with, provide information to, respond to any inquiries from, or report possible violations of law or regulation to any governmental entity or self-regulatory authority, or to file a charge with or participate in an investigation conducted by any governmental entity or self-regulatory authority, and the Receiving Party does not need the Disclosing Party’s permission to do so. In addition, it is understood that this Agreement shall not require the Receiving Party to notify the Disclosing

4 Party of a request for information from any governmental entity or self-regulatory authority that is not directed to the Disclosing Party or of the Receiving Party’s decision to file a charge or complaint with or participate in an investigation conducted by any governmental entity or self-regulatory authority. Notwithstanding the foregoing, the Receiving Party recognizes that, in connection with any disclosure by the Receiving Party of any of the Disclosing Party’s Confidential Information in order to comply with applicable Law, or with a valid order issued by a court or governmental agency of competent jurisdiction, the Receiving Party must inform such court or governmental agency that the information the Receiving Party is providing is confidential. Nothing herein shall require either Party to fail to honor a subpoena, court or administrative order or a similar requirement or request on a timely basis. If Confidential Information includes materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or reasonably foreseeable legal proceedings or governmental investigations, the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidential nature of the information or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. (B) The Consultant shall not, without Popular’s prior written consent: (i) use, reproduce, sell, market, disseminate, modify or disclose, reverse engineer, translate, discover the source code or trade secrets, render anonymous, aggregate, segregate or mine any Confidential Information for any purpose other than to perform the obligations for which the Confidential Information is being disclosed; (ii) disclose the Confidential Information; (iii) use, access, disclose, process, transmit, share or store Confidential Information outside of the jurisdiction of the United States; or (vi) remove any proprietary rights or confidentiality legend from the Confidential Information. 4.4 Confidential Supervisory Information. Consultant agrees that he will (i) not disclose Confidential Supervisory Information (“CSI”) to any person or entity without the prior written approval of Popular and the pertinent banking regulatory agency and (ii) not use the CSI for any purpose other than as necessary to provide the Services under this Agreement. “Confidential Supervisory Information” or “CSI” means nonpublic information that is by law or regulation exempt from disclosure and that is or was created or obtained in furtherance of a banking regulatory agency’s supervisory, investigatory or enforcement activities relating to a supervised financial institution, together with any information derived from or related to such information. Confidential Supervisory Information is confidential and privileged and remains at all times the property of the pertinent banking regulatory agency. 4.5 Protection of Confidential Information. The Consultant agrees to implement and maintain updated during the Term, controls necessary and appropriate for the Consultant in order to protect the Popular Group’s Confidential Information against anticipated threats or hazards or unauthorized access to or use thereof. If the Consultant discovers he has suffered an unauthorized access, disclosure, loss or use of the Popular Group’s Confidential Information, he will promptly notify the incident to Popular and will take all reasonable

5 steps to immediately mitigate, remedy and prevent any further disclosure and assist the Popular Group in any investigation regarding the incident, all at his expense. 4.6 Destruction. Upon Popular’s request, the Consultant shall promptly return or destroy all copies of the Popular Group’s Confidential Information, whether in physical or digital formats, and derivatives and metadata related thereto including copies embedded in computer files, extracts from computer files and analyses or other material based upon the Confidential Information. Should Popular request evidence of the destruction of any such Confidential Information, the Consultant shall submit, within thirty (30) calendar days of such request (or such other time as agreed to between the Parties), an attestation executed by the Consultant certifying that any such Confidential Information has been destroyed. 5. COMPLIANCE AND AUDIT 5.1 Compliance Requirements. (A) Legal Requirements in General. Consultant will provide the Services and comply with his obligations under the Agreement in a professional manner and in accordance with industry best practices and in compliance with applicable federal, state, local, and foreign law, rule, regulation, administrative determinations, and guidance, as well as the judgments and orders issued by competent government authorities thereunder (“Laws”), and professional code of conduct. (B) OFAC. Consultant represents and warrants that: (a) he complies, and shall at all times during the Term continue to comply, with the regulations of the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) and any statute, executive order, or rule relating thereto, as well as any similar laws of a relevant jurisdiction that may be applicable to the Consultant; (b) he or persons acting on Consultant’s behalf do not, and shall not during the term of the Agreement, appear on OFAC’s Specially Designated Nationals and Blocked Persons List (“SDN List”), Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List (“SSI List”), or on any other similar list maintained by OFAC or any other governmental authority; (c) he is not located in any country or territory that is the subject to the broad U.S sanctions prohibitions; and (d) Consultant, is not as of the Effective Date, the subject of any investigation relating to a sanctions violation or a potential sanctions violation and if any is found in the future to be in such a violation, he will promptly inform Popular, to the extent not prohibited by Law. (C) Anti-Bribery/Anti-Corruption. 1) Consultant acknowledges and agrees that he complies and during the Term will continue to comply, with all applicable anti-bribery and anti-corruption Laws, including, but not limited to, the Foreign Corrupt Practices Act (15 USC §dd-1, et. seq.) (“ABC Laws”). To this effect, Consultant agrees that, while performing the Services or purporting to act on behalf of the Popular Group, Consultant will not: (1) make, offer, promise or authorize the payment of anything of value (including, but not limited to, unlawful gifts, bribes, meals, entertainment, kickbacks or

6 benefits), either directly or through a third-party, to any official or employee of any local, U.S. or foreign government authority, organization or instrumentality thereof, or to any political party or official thereof or to any candidate for political office (a “Public Official”) for any purpose that violates applicable ABC Laws, in order to: (i) influence any act or decision of such Public Official, including a decision to do or omit to do any act in violation of his lawful duties or proper performance of functions; (ii) induce such Public Official to use its authority or position with any government entity or with any other person or entity, to influence any governmental act or decision; (iii) obtain or retain business for, direct business towards, or secure an improper advantage for, the Popular Group; or (iv) perform any act or make any decision that is otherwise prohibited by applicable law; or (2) solicit or accept anything of value in connection with the performance of any service or activity for or on behalf of the Popular Group. Furthermore, unless specifically requested, Consultant agrees not to, directly or through an intermediary: (1) contact any federal, state, local or foreign regulatory body or Public Official regarding any matter or issue in connection with the Services for the Popular Group; (2) engage in lobbying efforts on behalf of the Popular Group, or (3) make payments to a Public Official on behalf of the Popular Group solely to expedite or secure the performance of routine, non-discretionary government actions to which the Popular Group is already entitled (“facilitating payments”). 2) Consultant represents that, to the best of Consultant’s knowledge, he does not have a close association based on a family, romantic or friendship relationship (“personal relationship”) with a Public Official who may need to actor omit to act directly or indirectly as part of its lawful duties, in relation to any part of the Services Consultant renders for the Popular Group. 3) Consultant agrees to report in writing to Popular any known or suspected violations of applicable ABC Laws or the terms of this Section that occur in connection with Consultant’s performance of the Services, including if he identifies that any unlawful payment has occurred in violation of the above or if he receives a request or solicitation for any such payment. 5.2 Code of Ethics. Consultant represents that he has read, and shall comply with, the Code of Ethics for Popular Suppliers, as may be amended from time to time, a copy of which is located at https://investor.popular.comiengicorporate-governanceidefault.aspx or such other site identified by Popular. 5.3 Monitoring and Audit Rights. (A) Consultant acknowledges that the Popular Group, its internal or external auditors and its regulators may perform audits, assessments, examinations, or reviews of Consultant’s Services (“Audit”) in order to confirm compliance with the Agreement, as well as with Laws and industry standards. Upon Popular’s written request, at a time, frequency and place reasonably agreed to between the Parties, Consultant shall submit the information, provide periodic reports (including those of internal controls, systems, financial condition or compliance), respond to risk

7 questionnaires or allow access to relevant systems, documents or physical premises in a timely manner so as to permit the Popular Group to comply with the Audit. If an Audit reveals areas of material concern to Popular, the Parties will agree on a plan to address the deficiency in an adequate and timely manner. If Consultant does not address such material deficiencies in accordance with the plan, Popular may modify the frequency of the monitoring activities at Consultant’s expense or terminate the Agreement for cause. 6. INTELLECTUAL PROPERTY 6.1 Ownership. Each Party acknowledges that the other Party owns the intellectual property associated with or related to the other Party and, in the case of Popular, its affiliates, and their respective businesses, products and services including copyrights, patents, patent disclosures and inventions (whether patentable or not), trademarks, service marks, trade secrets, know-how, and other confidential information, trade dress, trade names, logos, corporate names and domain names, together with all of the goodwill associated therewith, and derivative works in whatever medium whether or not registered, and all related rights therein (“Intellectual Property”). Each Party further acknowledges that it receives no right, title to or interest in or to any of the other Party’s Intellectual Property other than as provided under the Agreement. 6.2 Popular Ownership of Work Product. Unless otherwise explicitly agreed to in writing by the Parties, Popular is and will be the sole and exclusive owner of all right, title and interest throughout the world in and to all deliverables that are the results and proceeds of the Services performed under the Agreement, whether developed singly or jointly with any other person or entity, for or on behalf of the Popular Group (“Work Product”). The Work Product includes, without limitation, all works of authorship, data, materials or information gathered, originated, developed, processed or obtained, and all program codes or documentation together with any associated copyrights. Consultant agrees that all Work Product will be deemed “work for hire” as defined by Law for Popular and all copyrights therein automatically and immediately vest in Popular. If for any reason Work Product does not constitute work for hire, Consultant irrevocably assigns (and will perform all acts necessary to make such assignment) to Popular, for no additional consideration, the entire right, title, and interest throughout the world in and to such Work Product. 7. LIABILITY; INDEMNIFICATION 7.1 Indemnity. Each Party shall indemnify, hold harmless, and defend the other Party and each of its affiliates and their respective officers, directors, employees, agents, successors, and assigns (collectively, “Indemnitees”) against losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses, including professional fees and reasonable attorneys’ fees (collectively, “Losses”), related or incidental to, or arising out of: (i) the actual or alleged violation of Laws; (ii) actual or alleged act, failure to act or omission, constituting fraud, negligence or willful misconduct relating to the Services (iii) a third-party claim, suit, or proceeding arising out of, related to, or alleging infringement of intellectual property right by the Work Product or any Intellectual Property used to provide the Services or made available to the

8 Popular Group as part of the Services; or (iv) claims alleging injury or damage to persons or property caused by Consultant during the provision of his Services. The indemnification obligations shall survive the termination of the Agreement. 7.2 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES INCLUDING LOSS OF PROFITS, REVENUE, BUSINESS OR SAVINGS, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF SUCH DAMAGES ARE POSSIBLE OR FORESEEABLE. LIABILITY FOR GENERAL CLAIMS FOR BREACH OF CONTRACT WILL BE LIMITED TO AN AMOUNT EQUIVALENT TO THE FEES FOR SERVICES PAID OR PAYABLE BY POPULAR TO CONSULTANT DURING THE TWENTY-FOUR MONTHS PRIOR TO THE DATE OF THE CLAIM. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE LIMITATIONS SET FORTH IN THIS SECTION SHALL NOT APPLY IN THE EVENT OF EITHER PARTY’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, FRAUD, VIOLATION OF LAW (INCLUDING THOSE RELATED TO PRIVACY AND DATA PROTECTION), OR THIRD-PARTY CLAIMS FOR INTELLECTUAL PROPERTY INFRINGEMENT. 8. RESTRICTIVE COVENANTS 8.1 Non-Compete. During the Term, Consultant agrees that he will not work or associate (including as a director, officer, employee, partner, consultant, agent or advisor) with or otherwise provide services to, or operate, manage or control in any way, a Competitive Enterprise performing the same or similar duties as those which were performed by him during the 12-month period immediately preceding the Effective Date. “Competitive Enterprise” means any business enterprise that either (1) engages in commercial or consumer financial services, retail banking, internet banking, or other financial, investment, financial advisor, trust or insurance services to either commercial or consumer customers in the Commonwealth of Puerto Rico or the States of New York or Florida, or (2) holds a 5% or greater equity, voting or profit participation interest in any enterprise that engages in such a competitive activity within the Commonwealth of Puerto Rico or the States of New York or Florida. 8.2 Non-Solicitation of Customers. During the Term, Consultant agrees that he will not, directly or indirectly or through associates, agents, or employees solicit, participate in or assist in the solicitation of any of the Popular Group’s customers serviced by him or with whom he had Material Contact and/or regarding whom he received Confidential Information (as defined in Popular’s Code of Ethics) during the three-year period prior to Effective Date who were still customers of the Popular Group during the immediately preceding 12-month period, for the purpose of providing products or services in competition with the Popular Group’s products or services. “Material Contact” means interaction between Consultant and the customer within the three-years prior to the Effective Date which takes place to manage, service or further the business relationship. 8.3 Non-Solicitation of Popular Employees. During the Term, Consultant agrees that he will not, directly or indirectly or through associates, agents, or employees solicit, recruit or

9 assist in the solicitation or recruitment of any employee or consultant of the Popular Group (or who was an employee or consultant of the Popular Group within the prior six months of the Effective Date) for the purpose of encouraging them to leave the Popular Group’s employ or sever an agreement for services. 8.4 Definition. The term “solicit”, when used in this section, will mean any direct or indirect communication of any kind regardless of who initiates it, that in any way invites, advises, encourages or requests any person to take any action; provided that such term will not be deemed to include solicitation by public advertisement media of general distribution (i.e., not targeted to present employees, consultants or customers of the Popular Group) without specific instruction or direction by Consultant. 9. GENERAL TERMS 9.1 Additional Representations and Warranties. Each Party represents and warrants to the other Party that (a) the Agreement will not violate the terms of any other agreement or contract to which such Party is bound nor require any third-party consent or approval; and (b) the Agreement constitutes a valid and binding obligation of such Party, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency, receivership, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights generally or general principles of equity or considerations of public policy. 9.2 No Waiver. The failure or delay by a Party to require performance of the other Party of any provision of the Agreement shall not affect the right of such Party to enforce the same provision, nor shall the waiver by either Party of any breach of any provision hereof be taken or held to be a waiver of any succeeding breach of such provision, or as a waiver of the provision itself. The Parties may exercise any right or remedy in order to enforce the terms and conditions of the Agreement. 9.3 Notice. All notices or communication required hereunder must be made in writing to the corresponding Party’s contact and address. Legal notices (including claims, breach of contract, indemnification requests, and regulatory compliance issues) from Consultant to Popular must be sent by messenger with acknowledgement of receipt, certified mail or national courier. Any changes or additions to the above contact information must be notified in writing with receipt acknowledged. Notification to the Party’s contact of record shall be presumed correct. 9.4 Severability. Should a court or arbiter with competent jurisdiction determine that any clause is illegal, invalid, or unenforceable under present or future law, such provision will be fully severable, and the remaining provisions of the Agreement will remain in full force and effect. 9.5 Governing Law and Jurisdiction. The Agreement and all transactions contemplated therein will be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Puerto Rico, without regard to any conflicts of law provisions thereof. Any civil action or legal proceeding arising out of or relating to the Agreement will be

10 brought exclusively in the courts of the Commonwealth of Puerto Rico. Each Party consents to the jurisdiction of such court in any such civil action or legal proceeding and waives any objection to the venue of any such civil action or legal proceeding in such court. EACH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR DUTIES UNDER THIS AGREEMENT. 9.6 Assignment. Popular may assign, whether voluntarily or involuntarily, by operation of law or otherwise, the Agreement or any rights or obligations under the Agreement to any subsidiary or affiliate without providing prior written notice to Consultant. Consultant may not assign, whether voluntarily or involuntarily, by operation of law or otherwise his rights and obligations under the Agreement without Popular’s prior written consent, which consent may be withheld at Popular’s convenience which may include following its vendor management procedures prior to allowing the assignee to provide the Services. 9.7 Entire Agreement and Amendments. The Agreement and any Annex, Schedule, appendix, exhibit, certificate, amendment or other document subsequently attached hereto will be incorporated and made a part hereof as if fully set forth herein and will be subject to the terms and conditions hereof and together with the Agreement will constitute the entire contract between the Parties, and supersedes all prior or contemporaneous agreements or understandings, written or oral, concerning the subject matter of the Agreement. The Agreement may not be modified, amended or supplemented in any manner except by mutual agreement of the Parties and set forth in a writing signed by a duly authorized representative of each Party. 9.8 No Third-Party Beneficiaries. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns and, unless otherwise agreed to by the Parties, nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of the Agreement. 9.9 EACH PARTY ACKNOWLEDGES THAT, BEFORE EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL (WHETHER OR NOT IT ACTUALLY ELECTED TO DO SO), AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF. 9.10 Counterparts. The Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument. Signatures to the Agreement transmitted by electronic mail in .pdf form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature. The Parties may sign the Agreement using DocuSign, or any other electronic signature application.

11 9.11 Electronic Signature. Each Party represents that if the Agreement is executed with an electronic signature application, the electronic signatures are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility and will not dispute the legally binding nature thereof on the basis that the terms were accepted with an electronic signature. Furthermore, the Parties agree they shall (a) comply with all applicable electronic records and signatures laws, including but not limited to the Electronic Signatures in Global and National Commerce Act; and (b) ensure that their respective electronic signatures vendor has the necessary processes and controls to comply with the confidentiality obligations of the Agreement. Signature Page Follows

12 IN WITNESS WHEREOF, the Parties have executed this Agreement on July 22, 2026. Popular, Inc. Consultant /s/ Manuel Chinea _______________ /s/ Javier D. Ferrer Name: Manuel Chinea Name: Javier D. Ferrer Title: Executive Vice President and Chief Experience & Administration Services Officer